UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2019
Switch, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-38231	82-1883953
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7135 S. Decatur Boulevard		89118
Las Vegas, NV		(Zip Code)
(Address of principal executive offices)

(702) 444-4111
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.001	SWCH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On November 15, 2019, Switch, Inc. (the “Company”) issued an aggregate of 2,971,785 shares of the Company’s Class A common stock (the “Shares”) to certain members of Switch, Ltd. (the “Operating Company”) in connection with the exercise by such members of their respective redemption right for an equivalent number of common units of the Operating Company (the “Units”) and corresponding cancellation of an equivalent number of the Company’s Class B common stock. The Company elected to settle such redemption payment by issuance of the Shares. The redemption occurred pursuant to the terms of the Fifth Amended and Restated Operating Agreement of the Operating Company entered into in connection with the Company’s initial public offering (the “Operating Agreement”). Pursuant to the redemption, the Company canceled its Class B common stock (one share for each of the Units) owned by such members. The Shares were issued in reliance upon an exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, on the basis that it did not involve a public offering.
Item 8.01 Other Events.

On November 15, 2019, the Operating Company entered into agreements with certain members of the Operating Company to purchase (the “Repurchase”) an aggregate of 1,070,580 Units in connection with the exercise by such members of their respective redemption right for an equivalent number of Units and corresponding cancellation of an equivalent number of the Company’s Class B common stock. The Company elected to settle such redemption payment in cash. The Repurchase occurred pursuant to the terms of the Operating Agreement at a price per Unit of $15.99, which was the closing price for a share of Class A common stock of the Company on the New York Stock Exchange on November 15, 2019. Pursuant to the Repurchase, the Company canceled its Class B common stock (one share for each of the Units) owned by such members. The Repurchase is part of a program previously approved by the Board of Directors of the Company and reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and updated from time to time in subsequent reports filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 18, 2019	Switch, Inc.
(Registrant)

		By:	/s/ Gabe Nacht
		Name:	Gabe Nacht
		Title:	Chief Financial Officer